As filed with the Securities and Exchange Commission on April 13, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 13, 2016
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On July 1, 2015, Bank of America Corporation (the "Corporation") submitted a resolution plan (the “2015 Plan”) as required by the Joint Resolution Plan Rule of the Board of Governors of the Federal Reserve System and the Federal Deposit Insurance Corporation (together, the "Agencies") under Title I, Section 165(d) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Section 165(d)”).

On April 13, 2016, the Agencies notified the Corporation of their joint determination that the Corporation’s 2015 Plan "was not credible or would not facilitate an orderly resolution under the U.S. Bankruptcy Code". While the Agencies noted that the Corporation has taken important steps to enhance its resolvability and facilitate its orderly resolution in bankruptcy, they jointly identified deficiencies (the "Deficiencies") and shortcomings (the "Shortcomings") in the 2015 Plan. The notification requested that the Corporation provide a submission by October 1, 2016 explaining the actions taken by the Corporation to remedy the Deficiencies, as well as include a status report on the Corporation's actions to address the Shortcomings (the "2016 Submission"). The 2016 Submission will satisfy the annual informational requirements of Section 165(d) for 2016. In addition, the Corporation's resolution plan due on July 1, 2017 (the “2017 Plan”) must address the Shortcomings.

If the Agencies jointly determine that the Corporation’s 2016 Submission does not adequately remedy the Deficiencies, they may jointly impose more stringent capital, leverage or liquidity requirements or restrictions on growth, activities or operations. If the Agencies impose such requirements or restrictions and, within two years of the imposition of such requirements or restrictions, the Corporation does not adequately remedy the Deficiencies, the Corporation may also be required to take certain actions that could impose operating costs and could potentially result in the divestiture or restructuring of certain businesses and subsidiaries. If the Agencies jointly determine the 2017 Plan does not adequately address the Shortcomings, they may determine the 2017 Plan "is not credible or would not facilitate an orderly resolution under the U.S. Bankruptcy Code".

Forward-looking statements

Certain statements in this Current Report on Form 8-K represent the current expectations, plans or forecasts of the Corporation based on available information and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements speak only as of the date they are made, and the Corporation undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond the Corporation’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. You should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed under Item 1A. “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2015 and in any of the Corporation’s other subsequent Securities and Exchange Commission filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: April 13, 2016

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